UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  November 29, 2007

                                   ZUMIEZ INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Washington
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                 (State or Other Jurisdiction of Incorporation)

         000-51300                              91-1040022
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 (Commission File Number)            (IRS Employer Identification No.)


 6300 Merrill Creek Parkway, Suite B, Everett, Washington         98203
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (425) 551-1500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.


     On November 29, 2007, Zumiez Inc. issued a press release (the "Press Release") reporting its financial results for the third quarter ended November 3, 2007, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in this report and the Press Release shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits.

                  (d)      Exhibits

                  99.1. Press Release of Zumiez Inc., dated November 29, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZUMIEZ INC.
                                        (Registrant)

Date:  November 29, 2007           By:  /s/ Richard M. Brooks
                                        ------------------------

                                        Richard M. Brooks
                                        President and Chief Executive Officer